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                                                                 Exhibit (j)(1)
                              CONSENT OF COUNSEL

        We hereby consent to the use of our name and to the references to our firm under the caption "Legal Counsel" included in or made a part of the Post-Effective Amendment No. 36 to the Registration Statement of AmSouth Funds on Form N-lA under the Securities Act of 1933, as amended.



                                                            /s/ ROPES & GRAY



Washington, D.C.
November 26, 2001